SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
December 7, 2010

Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

161 Sixth Avenue, New York, New York	10013

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number Including Area Code: (212) 539-9600
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1

Section 5 — Corporate Governance and Management

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On December 7, 2010, the Board of Directors (the “Board”) of Harris Interactive Inc. (the “Company”) appointed Marty Beard as an independent director to fill an existing vacancy on the Board, pursuant to Article III, Section 5 of the Bylaws of the Company. Mr. Beard was designated as a Class I member of the Board and, accordingly, will hold office until the 2012 Annual Meeting of Stockholders or his successor is duly appointed and qualified. Mr. Beard will serve on the Audit, Compensation, and Nominating and Governance Committees of the Board. Mr. Beard was recommended to the Board by the Nominating and Governance Committee in accordance with the provisions of the Nominating and Governance Committee Charter.
Mr. Beard, 47, is currently the President of Sybase 365, Sybase Corporation’s mobile services business, a position he has held since November 2006. Previously, at Sybase, he served as Senior Vice President, Corporate Development and Marketing from February 2003 to November 2006, and as Vice President, Corporate Development from August 2000 to January 2003. Prior to joining Sybase, Mr. Beard served from 1997 to 2000 as Vice President of Oracle Online, a division of the Oracle Corporation, and from 1993 to 1997 as Staff Director, Corporate Strategy of Pacific Telesis Group. Since March 2010, he has served as a member of the Board of Directors of CTIA-The Wireless Association.
There are no arrangements or understandings between Mr. Beard and any other person pursuant to which Mr. Beard was appointed as a director, and there are no transactions in which Mr. Beard has an interest requiring disclosure under Item 404(a) of Regulation S-K.
In connection with his appointment, Mr. Beard will be eligible to receive a pro-rated portion of the annual compensation provided by the Company to all non-employee directors, consisting of a cash retainer and a grant of restricted stock under the Company’s Long Term Incentive Plan.
A copy of the Company’s press release announcing Mr. Beard’s appointment to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Section 9 — Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on December 7, 2010.
Exhibit 99.1 is not “filed” pursuant to the Securities Exchange Act of 1934 and is not incorporated by reference into any registrations under the Securities Act of 1933.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC. (Registrant)
By:	/s/ Pavan Bhalla
	Name:	Pavan Bhalla
	Title:	Executive Vice President, Chief Financial Officer, and Treasurer (Principal Financial Officer)

Dated: December 7, 2010

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

Exhibit 99.1	Press Release issued by Harris Interactive Inc. on December 7, 2010.